ROLLINS, INC.

                       1994 EMPLOYEE STOCK INCENTIVE PLAN



SECTION 1.        Purpose; Definitions.

         The purpose of the Rollins, Inc. 1994 Employee Stock Incentive Plan (the "Plan") is to enable Rollins, Inc. (the "Company") to attract, retain and reward directors and key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such persons and the Company's shareholders, by offering such persons performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

         For purposes of this Plan, the following terms shall be defined as set forth below:

         (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under this Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 50% of the ownership interests in such entity.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Book Value" means, at any given date, (i) the consolidated stockholders' equity in the Company and its Subsidiaries, as shown on the Company's consolidated balance sheet as of the end of the immediately preceding fiscal year, subject to such adjustments as the Committee shall in good faith specify at or after grant, divided by
         (ii) the number of shares of Outstanding Stock as of such year-end date (as adjusted by the Committee for subsequent events).

         (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (e) "Committee" means the Committee referred to in Section 2 of this Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in this Plan may be exercised by the Board or the Compensation Committee of the Board, as set forth in
         Section 2 hereof.

         (f) "Company" means Rollins, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

         (g) "Disability" means disability as determined under procedures established by the Committee for purposes of this Plan and shall in all events be consistent with the definition of "disabled" provided in Sections 422(c)(6) and 22(e)(3) of the Code.
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         (h)  "Disinterested  Person"  shall have the  meaning set forth in Rule
         16b-3  as  promulgated  by  the  Securities  and  Exchange   Commission
         ("Commission")under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor definition adopted by the Commission.

         (i) "Early Retirement" means retirement with the express written consent of the Committee (given for purposes of this Plan only at or before the time of such retirement) from active employment with the Company and/or any Subsidiary or Affiliate or pursuant to the early retirement provisions of the applicable pension plan of such entity.

         (j) "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith:

                            (i) if the Stock is listed on an  established  stock
                  exchange or exchanges, or traded on the NASDAQ National Market System ("NASDAQ/NMS") the highest closing price of the Stock as listed thereon on the applicable day, or if no sale of Stock has been made on any exchange or on NASDAQ/NMS on that date, on the next preceding day on which there was a sale of Stock;

                           (ii) if the  Stock is not  listed  on an  established
                  stock   exchange   or   NASDAQ/NMS   but  is  instead   traded
                  over-the-counter, the mean of the dealer "bid" and "ask" prices of the Stock in the over-the-counter market on the applicable day, as reported by the National Association of Securities Dealers, Inc.;

                          (iii) if the Stock is not  listed on any  exchange  or
                  traded over-the-counter, the value determined in good faith by the Committee.


         (k) "Incentive Stock Option" means any Stock Option designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (m) "NormalRetirement" means retirement from active employment with the Company and/or any Subsidiary or Affiliate on or after age 65.

         (n) "Other Stock-Based Award" means an award under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

         (o) "Outstanding Stock" shall include all outstanding shares of Common Stock, $1.00 par value, of the Company as well as the number of shares of Common Stock into which then outstanding shares of capital stock of the Company, of whatever

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         class,  are  convertible as of the year-end  immediately  preceding the date of calculation thereof (as adjusted by the Committee for certain events).

         (p) "Performance-Accelerated Restricted Stock" means Restricted Stock which is subject to restrictions for a stated period of time based on continued employment, with the opportunity for the restriction period to be shortened based on the achievement of predetermined performance goals.

         (q) "Performance Stock" means Stock awarded under Section 7 below at the end of a specified performance period, the amount of which is determined by multiplying a performance factor times either (i) the Fair Market Value of the Stock on the last day of the performance period, or (ii) the difference between the Fair Market Value of the Stock on the first and last days of the performance period; provided, however, that at the discretion of the Committee, participants may receive the value of Performance Stock in cash, as determined by reference to the Fair Market Value on the date the amount of the award is determined.

         (r) "Performance Unit" means an award pursuant to Section 7 with a starting value and an associated performance period, such that at the end of the performance period participants receive an amount, payable in either cash or Stock, at the discretion of the Committee, equal to
         (i) the number of units earned based on a predetermined performance schedule times the starting unit value, or (ii) the number of units granted times the ending unit value based on a predetermined performance schedule.

         (s) "Plan" means this Rollins, Inc. 1994 Employee Stock Incentive Plan, as hereafter amended from time to time.

         (t) "Premium Stock Option" means any Stock Option with an exercise price in excess of the Fair Market Value, as computed on the date of grant of the Stock Option.

         (u) "Retirement" means Normal or Early Retirement.

         (v) "Restricted Stock" means Stock awarded under Section 7 below which is (i) subject to restrictions for a stated period of time based on continued employment, (ii) subject to restrictions which will only lapse upon the achievement of predetermined performance goals, or (iii) subject to a combination of the restrictions described in (i) and (ii) above.

         (w) "Stock" means the Common Stock, $1.00 par value per share, of the Company.

         (x) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to receive an amount in either cash or stock, equal to the difference between the Fair Market Value of the Stock on the date of exercise and the Fair Market Value of the Stock on the date of grant of the right.

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         (y) "Stock Option" or "Option"  means any option to purchase  shares of
         Stock granted pursuant to Section 5 below.

         (z) "Subsidiary" means any corporation (other than the Company)in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 100% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


SECTION 2.        Administration.

         This Plan shall be administered by a Committee of not less than two Disinterested Persons, who shall be members of the Board and who shall serve at the pleasure of the Board, such Committee to be designated by the Board. The functions of the Committee specified in this Plan may be exercised by the Board or by the Compensation Committee of the Board, however, if and to the extent that no Committee meeting the requirements of this Section 2 has been designated by the Board as having the authority to so administer this Plan and if a resolution to such effect is adopted by the Board after due consideration of the impact of such resolution upon the status of this Plan under Rule 16b-3 promulgated pursuant to the Exchange Act ("Rule 16b-3").

         The Committee shall have full authority to grant, pursuant to the terms of this Plan, to directors, officers and other key employees eligible under
Section 4: (i) Stock Options, including, without limitation, Incentive Stock Options, Non-Qualified Stock Options and Premium Stock Options, (ii) Stock Appreciation Rights and/or (iii) Other Stock-Based Awards, including, without limitation, Restricted Stock, Performance-Accelerated Restricted Stock, Performance Stock and Performance Units.

         In particular, the Committee shall have the authority:

                  (i) subject to Section 4 hereof, to select the directors, officers and other key employees of the Company or its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Stock Options, Stock Appreciation Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

                  (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture

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         restrictions  regarding  any Stock  Option or other  award  and/or  the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

                  (v) to determine whether and under what circumstances Stock Options, Stock Appreciation Rights, Performance Stock and Performance Units may be settled in cash;

                  (vi) to determine whether, to what extent and under what circumstances Stock Option grants and/or other awards under this Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under this Plan and/or cash awards made outside of this Plan, or on an additive basis; and

                  (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period).

         The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of this Plan and any award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

         Except as otherwise specifically provided herein, all decisions made by the Committee pursuant to the provisions of this Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and all Plan participants.


SECTION 3.        Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under this Plan shall be 1,200,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         Subject to section 6(b)(iv) below, if any shares of Stock that have been optioned hereunder cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under this Plan.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization, stock dividends, stock split or other changes in corporate structure affecting the Stock, and subject to Sections 5(k) and 5(m), such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under this Plan, in the number and option price of shares subject to outstanding Options granted under this Plan and in the number of shares subject to other outstanding awards granted under this Plan as may be determined to be appropriate by the

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

Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.        Eligibility.

         Directors, officers and other key employees of the Company or its Subsidiaries and Affiliates (but excluding members of the Committee if a Committee meeting the requirements of Section 2 is designated by the Board) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under this Plan. Notwithstanding the foregoing, Incentive Stock Options may only be granted to employees of the Company and any of its Subsidiaries or Affiliates that are a "subsidiary corporation" (within the meaning of Section 424(f) of the Code). Furthermore, no director who is not also an employee of the Company shall be eligible to receive Incentive Stock Options.


SECTION 5.        Stock Options.

         Stock Options may be granted alone, in addition to or in tandem with other awards granted under this Plan and/or cash awards made outside of this Plan. Any Stock Option granted under this Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under this Plan may be of two types: (i) Incentive Stock Options, and (ii) Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options may be issued as Premium Stock Options at the discretion of the Board.

         Subject to the restrictions contained in Section 4 hereof concerning the grant of Incentive Stock Options, the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that the Fair Market Value of the shares with respect to which Incentive Stock Options first become exercisable by an optionee during any calendar year (under the Plan and any other plans granting Incentive Stock Options which are established by the Company or its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

         Options granted under this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be (i) not less than 100% (or, in the case of an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company or of any of its subsidiary or parent corporations, not less than 110%) of the

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         Fair Market Value of the Stock at grant, in the case of Incentive Stock
         Options, and (ii) not less than 90% of the Fair Market Value of the Stock at grant, in the case of Non-Qualified Stock Options.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercised more than ten years (or, in the case of an employee who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its subsidiary or parent corporations, more than five years) after the date the Option is granted.

                  (c) Exercisability. Stock Options shall be exercised at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 5(f), 5(g), or 5(k), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable until at least one year after the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

                  (d) Method of Exercise. Subject to whatever installment exercise provisions or other restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased; provided, however, that if exercised in part, a Stock Option may not be exercised for fewer than 100 shares, unless the remaining balance of the Stock Option is less than 100 shares, in which case the Stock Option may be exercised for the remaining balance.

                  Such notice shall be accompanied by payment in full of the purchase price, either by cash or such instrument as the Committee may accept. Payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee for a period of at least six months, based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, unless it shall be determined by the Committee, at or after grant, in its sole discretion, that unrestricted Stock is not a permissible form of payment with respect to any Stock Option or Options.

                  No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 10(a).

                  (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

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                  (f)  Termination  by Death.  Subject  to Section  5(k),  if an
         optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of six months (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. Subject to Section 5(k), if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee or his/her guardian, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to Section 5(f). In the event of termination of employment by Disability, if a Stock Option theretofore designated as an Incentive Stock Option is exercised more than one year after such termination of employment, such Stock Option shall be treated as a Non-Qualified Stock Option.

                  (h) Termination by Reason of Retirement. Subject to Section 5(k), if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, for a period of three months, less one day, (or such other period as the Committee may specify at grant) from the date of such termination, or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-month, less one day, period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable only pursuant to
         Section 5(f). In the event of termination of employment by Retirement, if a Stock Option theretofore designated as an Incentive Stock Option is exercised more than three (3) months after such termination of employment, such Stock Option shall be treated as a Non-Qualified Stock Option.

                  (i) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, as in the case of voluntary

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         resignation  of  employment  by the  optionee,  the Stock  Option shall thereupon terminate and shall be immediately forfeited, regardless of its vesting status.

                  (j) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash or Stock a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                  (k) Certain  Recapitalizations.  In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc. being hereinafter referred to as a "Non-Acquiring Transaction") while unexercised Options are outstanding under this Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the Option shall be entitled to receive in such Non-Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Board of Directors, after giving due consideration to the impact on the optionee, if any, pursuant to Rule 16b-3, any limitations on exercisability of Options may be waived so that all Options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Board of Directors, the right to exercise may be given to each holder of an Option during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding Options not exercised within such 30-day period may be cancelled by the Board of Directors as of the effective date of any such Non-Acquiring Transaction. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. The Committee need not treat all optionees and/or Options in the same manner.

                  (l) Subdivision or Consolidation. Except as set forth in this Plan, optionees shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Stock Option. The grant of any Stock Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

                  (m) Fractional Shares. If any adjustment referred to herein shall result in a fractional share for any optionee under any Stock Option hereunder, such fraction shall

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         be completely  disregarded  and the optionee  shall only be entitled to the whole number of shares resulting from such adjustment.

                  (n) Compliance with Section 422. Unless otherwise determined by the Committee with the consent of the optionee, any Option granted hereunder and designated as an Incentive Stock Option shall comply with all relevant provisions of Section 422 of the Code; provided, however, that to the extent that any such Option which is designated as an Incentive Stock Option hereunder fails for any reason to comply with the provisions of Section 422 it shall be treated as a Non-Qualified Stock Option.

SECTION 6.        Stock Appreciation Rights.

                  (a) Grant and Exercise. Stock Appreciation Rights may be granted alone, in addition to or in tandem with all or part of any other award granted under this Plan. In the case of a Non-Qualified Stock Option, such tandem rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such tandem rights may be granted only at the time of the grant of such Stock Option.

                  A Stock Appreciation Right or applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

                  A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which were issued in tandem with exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

                  (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including the following:

                            (i)Except as set forth below, the term of each Stock
                  Appreciation Right shall be fixed by the Committee, but no such Stock Appreciation Right shall be exercised more than ten years after the date it is granted. Stock Appreciation Rights granted in tandem with Stock Options shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 whenever the Fair Market Value of the Stock exceeds the option price per share specified in the related Stock Option. The foregoing notwithstanding, no Stock Appreciation Right granted hereunder to a Plan participant who is subject to Section 16(b) of the Exchange Act shall be exercisable during the first six months of its term, except that, with the exception of Stock Appreciation Rights granted in tandem with Incentive Stock Options, in the discretion of the Committee, after giving due consideration to the impact on the participant, if any, pursuant to Rule 16b-3, this special limitation may be waived in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by participants who are subject to
                  Section 16(b) of the Exchange Act shall comply with Rule 16b-3(e)(3) thereunder, or any successor provision, to the extent applicable.

                           (ii)Stock  Appreciation  Rights shall be exercised at
                  such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in Section 5(f), 5(g), or 5(k), as incorporated herein by Section 6(b)(vi) below, unless otherwise determined by the Committee at or after grant, no Stock Appreciation Right shall be exercisable until at least one year after its date of grant. If the Committee provides, in its sole discretion, that any Stock Appreciation Right is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion. Upon the exercise of a Stock Appreciation Right, a participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of Fair Market Value of the Stock on the date of exercise over the Fair Market Value of the Stock on the date of grant multiplied by the number of Stock Appreciation Rights exercised, with the Committee having the right to determine the form of payment. Subject to whatever installment exercise provisions or other restrictions apply hereunder, Stock Appreciation Rights may be exercised in whole or in part at any time during the term thereof by giving written notice of exercise to the Company specifying the number of rights to be exercised.

                      (iii) No Stock Appreciation Right shall be transferable by a participant otherwise than by will or by the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the participant's lifetime, only by the participant.

                           (iv)Upon the exercise of a tandem Stock  Appreciation
                  Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
                  Section 3 of this Plan on the number of shares of Stock to be issued under this Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                            (v)Stock Appreciation Rights issued in tandem with Incentive Stock Options shall contain such terms and conditions as the Committee may determine to be necessary for the qualification of the Incentive Stock Options.

                           (vi)Sections 5(f)-(m) hereof shall apply equally to all Stock Appreciation Rights granted pursuant to this Plan, as if each reference therein to a "Stock Option" was instead a reference to a "Stock Appreciation Right."


SECTION 7.        Other Stock-Based Awards.

                  (a) Administration. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, Restricted Stock, Performance-Accelerated Restricted Stock, Performance Stock, Performance Units and Stock awards or options valued by reference to Book Value or Subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options or Stock Appreciation Rights granted under this Plan and/or cash awards made outside of this Plan.

                  Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period or event.

                  The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

                  (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 7 shall be subject to the following terms and conditions:

                            (i) Subject to the  provisions  of this Plan and the
                  award agreement referred to in Section 7(b)(v) below, Other Stock-Based Awards and shares subject to such awards made under this Section 7 may not be sold, assigned, transferred, pledged or otherwise encumbered, in the case of shares of Stock, prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses, and in all other cases, not at all.

                           (ii) Subject to the  provisions  of this Plan and the
                  award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this
                  Section 7 shall be entitled to receive, currently or on a deferred basis, as determined by the Committee, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

                          (iii) Any  award  under  this  Section 7 and any Stock
                  covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

                           (iv) In the  event of the  participant's  Retirement,
                  Disability or death, and in other instances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations, performance requirements or restrictions imposed (if any) with respect to any or all of an award under this Section 7 and/or accelerate the payment of cash or Stock pursuant to any such award.

                            (v) Each award under this Section 7 shall be confirmed by, and subject to the terms of, an agreement or other instrument executed by the Company and by the participant.

                           (vi) Stock  (including  securities  convertible  into
                  Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration.

                          (vii) Other Stock-Based Awards, to the extent they constitute derivative securities for purposes of Section 16 of the Exchange Act, and are owned by persons who are subject to
                  Section 16(b) of the Exchange Act, shall be transferable only when and to the extent a Stock Option would be transferable under Section 5(e) of this Plan. The Committee may also take into account other provisions contained in the Exchange Act or which are promulgated pursuant thereto.

                         (viii) Unless otherwise  determined by the Committee at
                  or after grant, if a participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, a pro rata portion of the restrictions pertaining to continued employment on any Restricted Stock will lapse, based on the number of full months the participant was employed during the restriction period divided by the total number of months in the restriction period. All such pro rata awards will be determined and distributed at such time as awards are paid to other Plan participants.

                           (ix) Unless otherwise  determined by the Committee at
                  or after grant, if a participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Normal Retirement, all of the restrictions pertaining to continued employment on any Restricted Stock will lapse. Any such award will be determined and distributed at such time as awards are paid to other Plan participants.

                            (x) Unless otherwise  determined by the Committee at
                  or after grant, if a participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of death or Disability, the estate of the participant or the participant, as applicable, will receive a pro rata portion of the payment or Stock the participant would have received for Performance Stock or Performance Units, based on the number of full months in the performance period prior to the participants's death or Disability, divided by the total number of months in the performance period. All such pro rata payments will be determined and distributed at such time as awards are paid to other Plan participants.

                           (xi) Unless otherwise  determined by the Committee at
                  or after grant, if a participant's employment by the Company and/or any Subsidiary or Affiliate terminates by reason of Early Retirement and if such Early Retirement occurs before age 65 and before completion of 10 years of service with the Company and/or a Subsidiary or Affiliate subsequent to the date of grant of Restricted Stock or Performance-Accelerated Restricted Stock, all such Restricted Stock and Performance-Accelerated Restricted Stock will be forfeited by the participant. In addition, in the event of Normal or Early Retirement before the end of the performance period for Performance Stock or Performance Units, no awards will be paid unless specifically approved by the Committee on a case-by-case basis.

                               (xii)   Unless   otherwise   determined   by  the
                  Committee (or pursuant to procedures established by the Committee) at or after grant, if a participant's employment by the Company and/or any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, as in the case of voluntary resignation of employment by the participant, all Other Stock-Based Awards shall be immediately forfeited.

                               (xiii) The Committee may at any time offer to buy
                  out for a payment in cash or Stock an Other Stock-Based Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the participant at the time that such offer is made.

                               (xiv) Except as set forth in this Plan, participants shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any Other Stock-Based Award. The grant of any Other Stock-Based Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.

SECTION 8.        Amendments and Termination.

         The Board may amend, alter, or discontinue this Plan, but, except as otherwise provided herein, no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

                  (a) materially increase the benefits accruing to participants under this Plan;

                  (b) materially increase the number of securities which may be issued under this Plan; or

                  (c) materially modify the requirements as to eligibility for participation in this Plan.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

         Subject to the above provisions, the Board shall have broad authority to amend this Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.


SECTION 9.        Unfunded Status of Plan.

         This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

SECTION 10.       General Provisions.

                  (a) The Company shall not be obligated to sell or issue any shares pursuant to any Option unless the shares with respect to which the Option is being exercised are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). The Company shall have no obligation to register pursuant to the 1933 Act any shares of Stock issued pursuant to this Plan. The Committee may require each person purchasing shares pursuant to a Stock Option or other award under this Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock or other securities delivered under this Plan shall be subject to such conditions, stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) The adoption of this Plan shall not confer upon any employee of the Company or of any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

                  (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to the exercise of any Option or Stock Appreciation Right or any award under this Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional types of Plan awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment, taking into account other Plan awards then outstanding.

                  (f) This Plan and all awards made and actions taken hereunder shall be governed by and construed in accordance with the Delaware General Corporation Law, to the extent applicable, and in accordance with the laws of the State of Georgia in all other respects.

                  (g) The value of awards made pursuant to this Plan shall not be included as part of the definition of "cash compensation" in connection with any other benefit offered by the Company.

SECTION 11.       Effective Date of Plan.

         This Plan shall be effective as of January 25, 1994.


SECTION 12.       Term of Plan.

         No Stock Option, Stock Appreciation Right or Other Stock-Based Award shall be granted pursuant to this Plan on or after the tenth anniversary of the effective date of this Plan, but awards granted prior to such tenth anniversary may extend beyond that date.

                                  ROLLINS, INC.

                       1994 EMPLOYEE STOCK INCENTIVE PLAN




















                                January 25, 1994

                                TABLE OF CONTENTS

                                                                  Page
                                                                  ----

SECTION 1................................................. Purpose; Definitions
 ..............................................................................1
SECTION 2........................................................Administration
 ..............................................................................4
SECTION 3.................................................Stock Subject to Plan
 ..............................................................................5
SECTION 4...........................................................Eligibility
 ..............................................................................6
SECTION 5.........................................................Stock Options
 ..............................................................................6
   (a).............................................................Option Price
   ...........................................................................6
   (b)..............................................................Option Term
   ...........................................................................7
   (c)...........................................................Exercisability
   ...........................................................................7
   (d).......................................................Method of Exercise
   ...........................................................................7
   (e)...........................................Non-Transferability of Options
   ...........................................................................7
   (f).....................................................Termination by Death
   ...........................................................................8
   (g)......................................Termination by Reason of Disability
   ...........................................................................8
   (h)......................................Termination by Reason of Retirement
   ...........................................................................8
   (i)........................................................Other Termination
   ...........................................................................8
   (j)........................................................Buyout Provisions
   ...........................................................................9
   (k)................................................Certain Recapitalizations
   ...........................................................................9
   (l).............................................Subdivision or Consolidation
   ...........................................................................9
   (m)........................................................Fractional Shares
   ...........................................................................9
   (n)..................................................Compliance with Section
   ..........................................................................10
SECTION 6.............................................Stock Appreciation Rights
   ..........................................................................10
   (a).......................................................Grant and Exercise
   ..........................................................................10
   (b).....................................................Terms and Conditions

   ..........................................................................10
SECTION 7..............................................Other Stock-Based Awards
   ..........................................................................12
   (a)...........................................................Administration
   ..........................................................................12
   (b).....................................................Terms and Conditions
   ..........................................................................12
SECTION 8............................................Amendments and Termination
   ..........................................................................15
SECTION 9...............................................Unfunded Status of Plan
   ..........................................................................15
SECTION 10...................................................General Provisions
   ..........................................................................16
SECTION 11...............................................Effective Date of Plan
   ..........................................................................17
SECTION 12.........................................................Term of Plan
   ..........................................................................17